Exhibit 99.1

KULR Technology Group to Live Demonstrate CellCheck Platform at Advanced

Automotive Battery Conference

SAN DIEGO / GLOBENEWSWIRE / November 09, 2021 / KULR Technology Group, Inc. (NYSE American: KULR) (the "Company" or "KULR"), a leading developer of next-generation lithium-ion battery safety and thermal management technologies, will present several of its breakthrough battery safety and testing products, including a live demonstration of its upcoming CellCheck Battery Management System platform, at the Advanced Automotive Battery Conference in San Diego, California on December 7-9, 2021.

The CellCheck modular battery management system platform is KULR’s next generation battery safety technology for e-mobility, energy storage and fleet applications. It captures real time and lifetime battery intelligence, sensing adverse electrical, environmental, and physical events to analyze and control for maximum battery safety, reliability, and performance.

CellCheck AI is securely controlled and distributed according to application needs - to handheld devices, into remote or local batteries, accessible behind enterprise firewalls, or externally through the cloud. It can be applied to various battery types and battery management system (“BMS”) interfaces, bringing future-proof scalability and extensibility with TrustZone® security, blockchain data integrity, and other capabilities within the CellCheck device network. KULR expects to commercially launch its CellCheck service in the first half of 2022.

Advanced Automotive Battery Conference

Date: December 7-9, 2021

Location: Booth 120 – San Diego Convention Center (111 W Harbor Drive, San Diego, CA 92101)

Activity: KULR CellCheck Battery Management System Demonstration on Tuesday, December 7th,

from 6:20 p.m. EDT to 6:40 p.m. EDT in the Battery Intelligence track

The Advanced Automotive Battery Conference will feature battery cell manufacturers, pack integrators and materials providers, battery recyclers as well as leading electric vehicle makers including General Motors, Ford, Toyota, Hyundai Motor Group, Applied Materials, QuantumScape, Li-Cycle Holdings, Enovix, Clarios, Heritage Battery Recycling, Lithion Recycling, Volta Energy Technologies, the US Department of Energy, Argonne National Laboratories, and more.

About KULR Technology Group Inc.

KULR Technology Group Inc. (NYSE American: KULR) develops, manufactures and licenses next-generation carbon fiber thermal management technologies for batteries and electronic systems. Leveraging the company's roots in developing breakthrough cooling solutions for NASA space missions and backed by a strong intellectual property portfolio, KULR enables leading aerospace, electronics, energy storage, 5G infrastructure, and electric vehicle manufacturers to make their products cooler, lighter and safer for the consumer. For more information, please visit www.KULRTechnology.com.

Safe Harbor Statement

This release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. This release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K filed with the Securities and Exchange Commission on March 19, 2021. Forward-looking statements include statements regarding our expectations, beliefs, intentions, or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," and "would" or similar words. All forecasts are provided by management in this release are based on information available at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products and services. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

Media Contact:

Derek Newton

Head, Media Relations

Main: (786) 499-8998

Derek.Newton@KULRTechnology.com

Investor Relations:

Tom Colton or Matt Glover

Gateway Investor Relations

Main: (949) 574-3860

KULR@gatewayir.com

TrustZone® is a registered trademark of Arm Limited